SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  September 23, 2003
(Date of earliest event reported)

Commission File No. 333-98129



                    Wells Fargo Asset Securities Corporation
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       Delaware                                         52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)



7485 New Horizon Way
Frederick, Maryland                                        21703
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Address of principal executive offices                   (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.       Other Events
              ------------

                  Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Citigroup Global Markets Inc. and Credit Suisse First Boston LLC which are hereby filed pursuant to such letter.

ITEM 7.       Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                            Description
-----------------                      -----------
      (99)                             Computational Materials prepared
                                       by Citigroup Global Markets Inc.
                                       and Credit Suisse First Boston
                                       LLC in connection with Wells
                                       Fargo Asset Securities
                                       Corporation, Mortgage
                                       Pass-Through Certificates,
                                       Series 2003-11.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WELLS FARGO ASSET SECURITIES CORPORATION


September 23, 2003

                                   By:    /s/ Patrick Greene
                                          --------------------------------
                                          Patrick Greene
                                          Senior Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------
   (99)                 Computational Materials                        P
                        prepared by Citigroup Global
                        Markets Inc. and Credit Suisse
                        First Boston LLC in connection
                        with Wells Fargo Asset
                        Securities Corporation,
                        Mortgage Pass-Through
                        Certificates, Series 2003-11.